UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2017

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor

New York, NY 10019

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment to Dealer Manager Agreement

On February 24, 2016, Bluerock Residential Growth REIT, Inc., a Maryland corporation, or the Company, and its operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership, or the Operating Partnership, entered into a Dealer Manager Agreement, or the Dealer Manager Agreement, with Bluerock Capital Markets, LLC, a Delaware limited liability company, an affiliate of the Company, or the Dealer Manager, whereby the Dealer Manager serves as the Company’s exclusive dealer manager in connection with the Company’s offering, or the Offering, of up to 150,000 shares of Series B redeemable preferred stock of the Company, or the Series B Preferred Stock, and warrants, or the Warrants, to purchase a maximum of 3,000,000 shares of our Class A common stock, or the Class A Common Stock, on a “reasonable best efforts” basis. The Series B Preferred Stock is registered with the Securities and Exchange Commission, or the SEC, pursuant to a registration statement on Form S-3 (File No. 333-200359), as the same may be amended and/or supplemented, or the Registration Statement, under the Securities Act of 1933, or the Securities Act. The Series B Preferred Stock has previously been offered and sold pursuant to a prospectus supplement dated February 24, 2016, and a base prospectus dated December 19, 2014 relating to the Registration Statement, or the Base Prospectus, and effective as of July 21, 2017, the Series B Preferred Stock will be offered and sold pursuant to a prospectus supplement dated July 21, 2017, and the Base Prospectus.

On July 21, 2017, the Company and the Operating Partnership entered into an Amendment to the Dealer Manager Agreement, or the DMA Amendment, with the Dealer Manager to reflect an increase in the size of the Offering to a maximum of 225,000 shares of Series B Preferred Stock, and Warrants to purchase a maximum of 4,500,000 shares of our Class A Common Stock.

Under the DMA Amendment, the Dealer Manager will continue to provide certain sales, promotional and marketing services to the Company in connection with the Offering, and the Company will continue to pay the Dealer Manager (i) selling commissions of 7.0% of the gross proceeds from sales of Series B Preferred Stock in the Offering, or Selling Commissions; provided, that if the Dealer Manager enters into an agreement with a participating broker-dealer providing for a maximum selling commission of less than 7.0%, then the offering price per share of Series B Preferred Stock sold through such participating broker-dealer shall be reduced by an amount equal to the reduction in selling commission paid to such participating broker-dealer; and (ii) a dealer manager fee of 3.0% of the gross proceeds from sales of Series B Preferred Stock in the Offering, or the Dealer Manager Fee. It is anticipated that substantially all of the Selling Commissions and the Dealer Manager Fee will be reallowed by the Dealer Manager to participating broker-dealers and/or applied by the Dealer Manager in support of the Offering.

The terms of the DMA Amendment were approved by the Company’s board of directors, including all of its independent directors. Except as described in this Current Report on Form 8-K, the terms of the Dealer Manager Agreement otherwise remain unmodified and the Dealer Manager Agreement, as amended by the DMA Amendment, remains in full force and effect.

The foregoing description of the DMA Amendment is a summary and is qualified in its entirety by the terms of DMA Amendment, a copy of which is filed as Exhibit No. 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01. A copy of the opinion of Venable LLP relating to the legality of the issuance and sale of the Series B Preferred Stock is attached as Exhibit 5.1 hereto, and a copy of the opinion of Vinson & Elkins LLP with respect to tax matters concerning the Series B Preferred Stock is attached as Exhibit 8.1 hereto.

Amendment to Amended and Restated Warrant Agreement

On November 3, 2016, the Company terminated American Stock Transfer & Trust Company, LLC as agent for the Company in respect of the Warrants under that certain Warrant Agreement dated February 24, 2016 (the “Initial Warrant Agreement”) in accordance with the terms thereof. On November 3, 2016, the Company entered into an amended and restated warrant agreement on substantially the same terms as the Initial Warrant Agreement, or the Warrant Agreement, with Computershare Inc., a Delaware corporation, or Computershare, and its wholly-owned subsidiary, Computershare Trust Company N.A., a federally chartered trust company, or the Warrant Agent, as agent for the Company in respect of the Warrants, which governs the Warrants issued in the Offering.

On July 21, 2017, the Company entered into an Amendment to the Warrant Agreement, or the Warrant Agreement Amendment, with the Warrant Agent to reflect an increase in the size of the Offering to a maximum of 225,000 shares of Series B Preferred Stock, and Warrants to purchase a maximum of 4,500,000 shares of our Class A Common Stock

The terms of the Warrant Agreement Amendment were approved by the Company’s board of directors, including all of its independent directors. Except as described in this Current Report on Form 8-K, the terms of the Warrant Agreement otherwise remain unmodified and the Warrant Agreement, as amended by the Warrant Agreement Amendment, remains in full force and effect.

The foregoing description of the Warrant Agreement Amendment is a summary and is qualified in its entirety by the terms of Warrant Agreement Amendment, a copy of which is filed as Exhibit No. 10.2 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Seventh Amendment to Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership

On July 21, 2017, in connection with the Offering, the Company entered into a Seventh Amendment to Second Amended and Restated Agreement of Limited Partnership, or the Seventh Amendment, of its Operating Partnership. The Seventh Amendment provides, among other things, for the designation of an additional 75,000 Series B Redeemable Preferred Units of the Operating Partnership, or the Series B Preferred Units, and the issuance of the Series B Preferred Units to the Company in exchange for the contribution by the Company of the net proceeds of the Offering of the Series B Preferred Stock. The Series B Preferred Units will have substantially similar rights and preferences as the Series B Preferred Stock, as described below in Item 3.03.

The foregoing description of the Seventh Amendment is a summary and is qualified in its entirety by the terms of the Seventh Amendment, a copy of which is filed as Exhibit No. 10.3 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On July 20, 2017, the Company filed Articles Supplementary, or the Articles Supplementary, with the Maryland State Department of Assessments and Taxation to classify and designate an additional 75,000 shares of the Company’s authorized but unissued preferred stock, $0.01 par value per share, as shares of Series B Redeemable Preferred Stock, with the powers, designations, preferences and other rights as set forth therein. The Articles Supplementary became effective upon filing on July 20, 2017. The total number of shares of Series B Preferred Stock that the Company has authority to issue after giving effect to the Articles Supplementary is 225,000. There has been no increase in the authorized shares of stock of the Company effected by the Articles Supplementary.

The foregoing description of the Articles Supplementary is a summary and is qualified in its entirety by the terms of the Articles Supplementary, a copy of which is filed as Exhibit No. 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 3.03.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The information set forth above under Item 3.03 of this report is hereby incorporated by reference into this Item 5.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

3.1	Articles Supplementary of the Company, dated July 20, 2017

5.1	Opinion of Venable LLP

8.1	Opinion of Vinson & Elkins LLP

10.1	Amendment to Dealer Manager Agreement by and among Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P. and Bluerock Capital Markets, LLC, dated July 21, 2017

10.2	Amendment to Amended and Restated Warrant Agreement by and between Bluerock Residential Growth REIT, Inc., Computershare Inc. and Computershare Trust Company N.A., dated July 21, 2017

10.3	Seventh Amendment to the Second Amended and Restated Agreement of Limited Partnership of Bluerock Residential Holdings, L.P., dated July 21, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: July 21, 2017	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description

3.1	Articles Supplementary of the Company, dated July 20, 2017

5.1	Opinion of Venable LLP

8.1	Opinion of Vinson & Elkins LLP

10.1	Amendment to Dealer Manager Agreement by and among Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P. and Bluerock Capital Markets, LLC, dated July 21, 2017

10.2	Amendment to Amended and Restated Warrant Agreement by and between Bluerock Residential Growth REIT, Inc., Computershare Inc. and Computershare Trust Company N.A., dated July 21, 2017

10.3	Seventh Amendment to the Second Amended and Restated Agreement of Limited Partnership of Bluerock Residential Holdings, L.P., dated July 21, 2017